SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 5, 2003


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


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
DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)
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                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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ITEM 5. OTHER EVENTS

         On November 5, 2003, the Registrant issued the following press release.

News from
[GRAPHIC OMITTED]
FOR IMMEDIATE RELEASE
                              Contacts:    Kris Matula, Executive Vice President
                                                                    901-320-8588
                                                                 Gordon Mitchell
                                                      Investor Relations Manager
                                                                    901-320-8256
                                                       Website:  www.bkitech.com


BUCKEYE ESTABLISHES $220 MILLION SENIOR CREDIT FACILITY


MEMPHIS, TN November 5, 2003 - Buckeye Technologies Inc. (NYSE:BKI) announced today that it has established a $220 million senior credit facility comprised of a $70 million revolving loan facility and a $150 million term loan facility. This facility amends and restates the Company's existing $215 million revolving credit facility.

Buckeye Chairman David B. Ferraro commented, "Establishment of this senior credit facility completes the last leg of our comprehensive refinancing initiative. This refinancing, together with the previously closed $200 million senior notes offering due in 2013, greatly enhances the company's financial flexibility, as we will now face no meaningful debt maturities before 2008. We appreciate the support provided by Fleet, Citibank and UBS in securing this senior credit facility."

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.








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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                            /S/ KRISTOPHER J. MATULA
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                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer November 5, 2003